Exhibit 10.1

THIS SECURITY AND THE SECURITIES RECEIVABLE UPON THE CONVERSION

HEREOF HAVE NOT BEEN REGISTERED UNDER TFIE SECURJTIES ACT OF 1933, AS

AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR

OTHER JURISDICTION. THE OFFERJNG OF THIS SECURITY AND THE SECURITIES

RECEIVABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REVIEWED OR

APPROVED BY ANY STATE’S SECURITIES ADMINISTRATOR. THIS SECURITY

AND THE SECURITIES RECEIVABLE UPON THE CONVERSION HEREOF MAY NOT

BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR

QUALIFIED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR

UNLESS THE BORROWER RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO

COUNSEL FOR THE BORROWER STATING THAT REGISTRATION, QUALIFICATION

OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

THIS SECURITY AND THE SECURITIES RECEIVABLE UPON THE CONVERSION HEREOF ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN HEREIN.

CONVERTIBLE PROMISSORY NOTE

$750,000

October 19, 2004

FOR VALUE RECEIVED, DESERT MINING, INC. (“Borrower’), hereby promises to pay to the order of Ted Cooper, (the “Lender”), having an address at 152 Twin Oaks Road, Los

Gatos, CA 95032, or at such other place as may be designated in writing by the holder, from time to time in immediately available lawful money of the United States of America, the principal sum of SEVEN HUNDRED FIFTY THOUSAND AND NO/l00 DOLLARS

($750,000.00). Unless converted, as provided hereafter, any outstanding balance of principle and interest under this Note as of June 19, 2006, shall be immediately due and payable on that date.

The Borrower further promises to pay interest on the outstanding principal amount of this Note from the date hereof until maturity at a rate per annum equal at all times to six percent (6%) of the outstanding balance on the loan, said interest to accrue and be payable at maturity. All computations of interest shall be made on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day)

occurring in the period for which such interest is payable,

The Borrower further grants the Lender warrants to purchase 500,000 shares of common stock of Borrower at a price of $1.50 per share. Such warrants may be exercised at any time prior to expiration and include a cashless exercise provision. The warrants expire on April

19, 2007.

This Note shall be governed by the additional terms and conditions set forth below:

- Default

Events of Default. Each of the following shall constitute an event of default (“Event of

Default”) on the part of Borrower of its obligations under this Note;

A failure by Borrower to remit to Lender the principal or interest hereof as the same becomes due;

Borrower makes an assignment for the benefit of creditors, or a petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors, is filed by Borrower;

Borrower applies for or voluntarily permits the appointment of a receiver or trustee for any or all property or assets of Borrower;

Any of the foregoing actions or proceedings are commenced against Borrower and such action or proceeding is not vacated within sixty (60) days of its commencement;

Borrower dissolves or liquidates;

Borrower breaches any of the provisions of this Note; or

Any of Borrower’s representations in this Note are not true and correct when made.

Rights of Lender Pursuant to an Event of Default.

Upon any Event of Default, Lender may without further notice declare the entire remaining principal sum of this Note, together with all interest accrued thereon,

immediately due and payable. Upon or after an Event of Default, Lender’s failure to declare the entire remaining principal sum of this Note, together with all interest accrued thereon, immediately due and payable shall not constitute a waiver by Lender of its right to exercise the same at any other time.

Upon any Event of Default Lender may employ an attorney to enforce its rights and remedies and Borrower, principal, surety, guarantor and endorsers of this Note hereby agree to pay Lender’s reasonable attorneys’ fees and other reasonable expenses incurred by Lender in exercising any of Lender’s rights and remedies upon default. The rights and remedies of Lender as provided in this Note shall be cumulative and may be pursued singly, successively, or together in the sole discretion of Lender, The failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

From and after the date on which all sums owing on this Note become due and payable, by acceleration or otherwise, all sums owing on this Note shall bear interest,

until all such sums are paid in full, at a default rate equal to eighteen percent (18%) per annum (based on a 360-day year and a 30-day month). At such time as a judgment is obtained for any amounts owing under this Note or any document or instrument securing this Note, interest shall continue to accrue on the amount of the judgment until paid, at the rate of eighteen percent (18%) per annum.

- Representations and Warranties.

Borrower represents and warrants to Lender that:

Borrower is a corporation duly organized and validly existing under the laws of the State of Nevada, and has all requisite power and authority to own its property and assets and to carry on its business;

The execution, delivery and performance of this Note has been duly authorized by

Borrower, and this Note is a valid and legally binding obligation of Borrower legally enforceable against it in accordance with its terms;

Borrower has obtained all necessary consents, authorizations, approvals and orders required on the part of Borrower in connection with the issuance of this Note;

The execution, delivery and performance of this Note does not conflict with the Articles of Incorporation or Bylaws of Borrower, nor will it conflict with or result in a breach or default under any oral or written agreement to which Borrower is a party;

To the knowledge of Borrower, Borrower is in all material respects in compliance with all applicable federal, state and local laws, rules, regulations, ordinances and other mandates material to the conduct of its business; and

There is not pending, nor to the knowledge of Borrower is there now threatened, any judicial, administrative or arbitral action, claim, suit, proceeding or investigation or other controversy which affects the validity or enforceability of this Note or any action taken or to be taken in connection herewith or therewith or which if adversely determined, would have a material and adverse effect on Borrower or its business, assets, operations or financial condition.

- Conversion Right and Obligation. The Lender shall have the right, but not the obligation, to convert all, or any part thereof, of the principal amount of the Note and accrued interest thereon (the “Note Value”) into the number of shares (the “Conversion Shares”) of

Common Stock computed by dividing the Note Value by a per-share price equal to $130.

No Fractional Shares. No fractional shares of the Borrower’s Common Stock will be issued upon conversion of this Note. In lieu of any fractional share to which the Lender would otherwise be entitled upon conversion of this Note, the Borrower shall round the

Conversion Shares up to the nearest share.

Lender Conversion. In order to effect conversion, the Lender shall surrender this

Note, duly endorsed, at the principal offices of the Borrower, together with a written notice to the

Borrower of the Lender’s election to convert. At its expense, the Borrower will, as soon as practicable thereafter, and in any event within ten (10) business days thereafter, issue and deliver to Lender, a certificate or certificates for the number of shares of Common Stock to which

Lender is entitled upon such conversion (bearing the securities legend set forth on this Note and any other legends that may be required by applicable state or federal securities law in the opinion of legal counsel for Borrower), together with any other securities or property to which the Lender is entitled upon such conversion under the terms of this Note. Upon such conversion of the full amount due under this Note, the Borrower will be released from all its obligations and liabilities under this Note.

When Conversion Effected. A conversion of this Note shall be deemed to have been effected immediately prior to the close of business on the business day on which the Note and the Notice of Conversion are delivered to the Borrower as provided above, and at such time,

the person in whose name any certificates for shares of Common Stock shall be issuable upon conversion as provided herein shall be deemed to be the record holder of such shares of the

Common Stock as of such date for all purposes.

No Dilution or Impairment. The Borrower will not, by amendment of its Articles of Incorporation or bylaws or through any reorganization, transfer of assets, consolidation,

merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Lender against dilution or other impairment. Without limiting the generality of the foregoing, the Borrower (a) will not increase tile par value of any shares of stock receivable on the exercise of this Note above the amount payable therefor on such exercise, (b) will at all times reserve and keep available a number of its authorized shares of Common Stock or such other securities as may be issuable on conversion of this Note (and on the conversion or exercise of such other securities), free from all preemptive rights thereon, which will be sufficient to permit the frill conversion of this Note, and (c) shall take all such action as may be necessary or appropriate in order that said shares of Common

Stock (or such other securities) that may be issued pursuant to the conversion of this Note will,

upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes,

liens and charges with respect to the issue thereof. If at any time while this Note is outstanding there shall be (i) a reorganization, (ii) a merger or consolidation of the Borrower with or into another corporation in which the Borrower is not the surviving entity, or a reverse triangular merger in which the Borrower is the surviving entity but the shares of the Borrower’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Borrower’s properties and assets as, or substantially as, an entirety to any other person, then,

as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of this Note would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Note had been converted immediately before such reorganization, merger, consolidation, sale or transfer. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, consolidations,

mergers, sales and transfers arid to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Note.

- Fees and Expenses.

Borrower and Lender shall each be responsible for their individual legal fees incurred in making this note.

- Waiver of Protest, Presentment and Notice.

Borrower hereby waives protest, presentment, notice of dishonor, and notice of acceleration of maturity and agrees to continue to remain bound for the payment of principal,

interest and all other sums due under this Note notwithstanding any change or changes by way of any extension or extensions of time for the payment of principal and interest; and Borrower waives all and every kind of notice of such change or changes and agrees that the same may be made without notice or consent.

- Governing Law.

This Note is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of Nevada (regardless of conflict of law principles or residence, location,

domicile, place of formation or business of Borrower or its constituent principals) and shall in all respects be governed, construed, applied and enforced in accordance with the laws of said state.

 - Severability.

To the extent any provision of this Note is prohibited by or invalid under applicable law,

such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remainder of this Note.

- Waiver.

No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note shall constitute a waiver of any breach, default, or failure of condition thereunder or the obligations secured thereby. Any waiver of any term of this Note, or of any of the obligations secured thereby, must be made with the consent of both Borrower and Lender and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

- Obligations Absolute.

The obligations of Borrower under this Note shall be absolute, and Borrower waives any and all rights to offset, deduct or withhold any payments or charges due under this Note for any reason whatsoever.

- Assignment.

Borrower may not assign, delegate, or otherwise transfer any of its rights or obligations under this Note, whether by merger, consolidation, or other business combination,

without the prior written consent of Lender.

IN WITNESS WHEREOF, the undersigned has executed this Note on the day and year first written above.

BORROWER

DESERT MINING, INC.

/s/ Peter K. Nelson

By:

Peter K. Nelson

Its:

President

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